ARROW DWA TACTICAL: INCOME FUND

(Formerly known as Arrow Dynamic Income Fund)

CLASS A SHARES: ASFFX

CLASS C SHARES: ASFTX

INSTITUTIONAL CLASS SHARES: ASFNX

ARROW DWA TACTICAL: BALANCED FUND

(Formerly known as Arrow DWA Balanced Fund)

CLASS A SHARES: DWAFX

CLASS C SHARES: DWATX

INSTITUTIONAL CLASS SHARES: DWANX

ARROW DWA TACTICAL: MACRO FUND

(Formerly known as Arrow DWA Tactical Fund)

CLASS A SHARES: DWTFX

CLASS C SHARES: DWTTX

INSTITUTIONAL CLASS SHARES: DWTNX

ARROW MANAGED FUTURES STRATEGY FUND

CLASS A SHARES: MFTFX

CLASS C SHARES: MFTTX

INSTITUTIONAL CLASS SHARES: MFTNX

Each a series of Arrow Investments Trust

Supplement dated July 30, 2021

To the Prospectus and Statement of Additional Information dated December 1, 2020

On March 15, 2021, U. S. Bank, N.A. (“U.S. Bank”) acquired the securities custody services of MUFG Union Bank, N.A. (“MUFG Union Bank”). As a result, beginning on July 31, 2021, U.S. Bank will begin serving as custodian to the Arrow DWA Tactical: Income Fund, Arrow DWA Tactical: Balanced Fund, Arrow DWA Tactical: Macro Fund, and Arrow Managed Futures Strategy Fund. U.S. Bank is located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212. Any references to MUFG Union Bank as custodian in the Prospectus and SAI are hereby replaced with U.S. Bank.

* * * * *

This supplement provides new information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information dated December 1, 2020 and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

Please retain this Supplement for future reference.